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                                                                    EXHIBIT 10.2


                                 FIRST AMENDMENT


        FIRST AMENDMENT (this "Amendment"), dated as of September 4, 1997, among Waters Corporation ("Holdings"), Waters Technologies Corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Banks"), and Bankers Trust Company, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided for such terms in the Credit Agreement referred to below.

                               W I T N E S S E T H :

        WHEREAS, Holdings, the Borrower, certain of the Banks (the "Existing Banks") and the Agent are parties to a Credit Agreement, dated as of November 22, 1995 and amended and restated as of June 16, 1997 (the "Credit Agreement"); and

        WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

        NOW, THEREFORE, it is agreed:

        I. AMENDMENTS

        1. On and after the Amendment Effective Date (as hereinafter defined), the Revolving Loan Commitment of each Bank shall be as set forth on Annex I to this Amendment. Each lending institution party hereto and whose name appears on Annex I hereto which was not a Bank under the Credit Agreement prior to this Amendment (each such lending institution, a "New Bank") shall become a Bank for all purposes as of the Amendment Effective Date with a Revolving Loan Commitment as set forth on Annex I hereto. On the Amendment Effective Date, the Borrower shall, in coordination with the Agent and the Banks, repay outstanding Revolving Loans of certain Banks and, if necessary, incur additional Revolving Loans from other Banks, in each case so that the Banks participate in each Borrowing of Revolving Loans pro rata on the basis of their Revolving Loan Commitments (after giving effect to this Amendment). It is hereby agreed that any breakage costs incurred by the Banks in

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connection with the repayment of Revolving Loans contemplated by this Section 1 shall be for the account of the Borrower. On the Amendment Effective Date, Annexes I and II to the Credit Agreement shall be deemed amended to read as set forth in Annexes I and II hereto to give effect to the foregoing.

        2. Section 2.01(b) of the Credit Agreement is hereby amended by deleting the parenthetical contained in clause (iii) thereof and by inserting in lieu thereof the following new parenthetical: "(or (x) in the case of Letters of Credit issued in support of Foreign Subsidiary Working Capital Indebtedness, three years and (y) in the case of Letters of Credit issued in support of Indebtedness permitted under Section 8.04(p), 37 months)".

        3. Section 2.01(b) of the Credit Agreement is hereby further amended by deleting clause (v) thereof in its entirety and by inserting in lieu thereof the following new clause (v):

        "(v) each Letter of Credit shall be denominated in U.S. dollars or an Approved Alternate Currency;".

        4. Section 8.02(q) of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of subclause (iii) thereof and inserting a comma in lieu thereof, and (b) adding at the end of clause (iv) thereof the following:

        "and (v) the only consideration paid in connection with such Permitted
        Section 8.02(q) Acquisition consists of cash, Holdings Common Stock and Permitted Holdings PIK Securities".

        5. Section 8.02 of the Credit Agreement is hereby further amended by (a) deleting the word "and" appearing at the end of clause (w) thereof, and (b) deleting clause (x) thereof in its entirety and inserting in lieu thereof the following clauses (x) and (y):

        "(x) Holdings and any Domestic Subsidiary of Holdings may transfer assets (including without limitation cash) to any Foreign Subsidiary so long as the value of the assets so transferred shall not exceed $5,000,000; and

        (y) the Micromass Acquisition."

                                        2
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        6. Section 8.03(d) of the Credit Agreement is hereby amended by deleting the reference to "Restatement Effective Date" appearing therein and by inserting in lieu thereof a reference to "First Amendment Effective Date".

        7. Section 8.04(b) of the Credit Agreement is hereby amended by deleting the reference to "Restatement Effective Date" appearing therein and by inserting in lieu thereof a reference to "First Amendment Effective Date".

        8. Section 8.04(i) of the Credit Agreement is hereby amended by deleting the reference to "$30,000,000" appearing therein and inserting in lieu thereof a reference to "$40,000,000".

        9. Section 8.04 of the Credit Agreement is hereby further amended by (a) deleting the word "and" appearing at the end of clause (n) thereof, (b) deleting the period appearing at the end of clause (o) thereof and inserting a semi-colon in lieu thereof and (c) adding at the end thereof the following new clauses (p) and (q):

        "(p) Holdings, the Borrower and/or any of the Borrower's
   Subsidiaries may issue promissory notes to some or all of the sellers in connection with the Micromass Acquisition, so long as the aggregate principal amount of all such promissory notes does not exceed
   $12,000,000; and

        (q) Indebtedness of Holdings incurred under Permitted Holdings PIK Securities, provided that the aggregate outstanding principal amount of Permitted Holdings PIK Securities constituting Indebtedness shall not exceed $25,000,000 plus the amount of interest on such Permitted Holdings PIK Securities paid in kind or through accretion."

                  10. Section 8.05 of the Credit Agreement is hereby amended by deleting clause (e) thereof in its entirety and by inserting in lieu thereof the following new clause (e):

        "(e) advances, loans and investments in existence on the First Amendment Effective Date and listed on Annex IX shall be permitted, without giving effect to any additions thereto or replacements thereof, provided that those loans outstanding to Subsidiaries on the First Amendment Effective Date may be repaid and reborrowed (including after any such loans may have been capitalized or forgiven as permitted by clause (j) of this Section 8.05) so long as the aggregate outstanding

                                        3

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   principal amount of all such loans does not exceed that aggregate principal amount outstanding on the First Amendment Effective Date;".

        11. Section 8.05(g) of the Credit Agreement is hereby amended by deleting subclause (w) thereof in its entirety and by inserting in lieu thereof the following new subclause (w):

        "(w) at no time shall the aggregate outstanding principal amount of all Intercompany Loans made pursuant to this clause (g) by the Borrower and its Domestic Subsidiaries to Foreign Subsidiaries, when added to the amount of contributions, capitalizations and forgiveness theretofore made pursuant to Section 8.05(x), exceed $50,000,000,".

        12. Section 8.05 of the Credit Agreement is hereby further amended by deleting clause (x) thereof in its entirety and by inserting in lieu thereof the following new clause (x):

        "(x) Holdings and its Domestic Subsidiaries may make cash capital contributions to, capitalize, or forgive the Indebtedness of, any Foreign Subsidiary, provided that the aggregate amount of all such cash capital contributions, capitalizations and forgiveness, when added to Intercompany Loans theretofore made by the Borrower and its Domestic Subsidiaries to Foreign Subsidiaries pursuant to Section 8.05(g), shall not exceed $50,000,000; and".

        13. Section 8.06 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause (vii) thereof, (b) deleting the period appearing at the end of clause (viii) thereof and inserting "; and" in lieu thereof, and (c) adding at the end thereof the following new clause (ix):

        "(ix) so long as (x) no Default or Event of Default then exists or would result therefrom and (y) the Pro Forma Leverage Ratio on the date of payment thereof is less than 3.00:1.00, the Borrower may pay cash Dividends to Holdings so long as Holdings promptly thereafter uses such cash proceeds to repurchase outstanding shares of Holdings Common Stock, provided that the aggregate amount of cash Dividends paid pursuant to this clause (ix) shall not exceed $90,000,000."

        14. Section 10 of the Credit Agreement is hereby amended by deleting the definition of "Consolidated Debt" appearing therein in its entirety and by inserting in lieu thereof the following new definition:

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        "Consolidated Debt" shall mean, at any time, all Indebtedness of
   Holdings and its Subsidiaries determined on a consolidated basis (it being understood and agreed that in making such determination there shall be no duplication with respect to Indebtedness (including, without limitation Foreign Subsidiary Working Capital Indebtedness) which is supported by a Letter of Credit).

        15. The definition of "Pro Forma Leverage Ratio" appearing in Section 10 of the Credit Agreement is hereby amended by deleting each reference to "Section 8.06(vi)" appearing therein and by inserting in lieu thereof a reference to "Section 8.06(ix)".

        16. Section 10 of the Credit Agreement is hereby further amended by inserting therein, in appropriate alphabetical order, the following new defined terms:

        "Approved Alternate Currency" shall mean, with respect to any Letter of Credit, British Pounds Sterling, French Francs, German Deutsche Marks and Japanese Yen, and any other currency other than U.S. dollars which is approved by the Letter of Credit Issuer and the Agent prior to the issuance of such Letter of Credit.

        "First Amendment Effective Date" shall mean the date on which the First Amendment, dated as of September 4, 1997, to this Agreement, becomes effective in accordance with its terms.

        "Micromass" shall mean Micromass Limited, a company incorporated in England and Wales.

        "Micromass Acquisition" shall mean the acquisition by the Borrower, directly or indirectly, of 100% of the outstanding capital stock of Micromass and certain of its Subsidiaries.

        "Permitted Covenant" shall mean (i) any periodic reporting covenant, (ii) any covenant restricting payments by Holdings with respect to any securities of Holdings which are junior to the Permitted Holdings PIK Securities, (iii) any covenant the default of which can only result in an increase in an amount of any redemption price, repayment amount, dividend rate or interest rate, (iv) any covenant the default of which gives rise only to rights or remedies which are subject to subordination terms reasonably acceptable to the Agent, (v) any covenant providing board observance rights with respect to Holdings' board of

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   directors and (vi) any other covenant that does not adversely affect the interests of the Banks (as reasonably determined by the Agent).

        "Permitted Holdings PIK Securities" shall mean any preferred stock or subordinated promissory note of Holdings (or any security of Holdings that is convertible or exchangeable into any preferred stock or subordinated promissory note of Holdings), so long as the terms of any such preferred stock, subordinated promissory note or security of Holdings (i) do not provide any collateral security, (ii) do not provide any guaranty or other support by the Borrower or any Subsidiaries of the Borrower, (iii) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before the sixth anniversary of the Restatement Effective Date, (iv) do not require the cash payment of dividends or interest before the sixth anniversary of the Restatement Effective Date, (v) do not contain any covenants other than any Permitted Covenant, (vi) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of substantial assets, or liquidations involving Holdings, and (vii) are otherwise reasonably satisfactory to the Agent.

        17. Section 12.07 of the Credit Agreement is hereby amended by adding at the end thereof the following new clause (c):

        "(c) All determinations of the Stated Amount of Letters of Credit and of the principal amount of Unpaid Drawings, in each case to the extent denominated in an Approved Alternate Currency, shall be made by converting same into U.S. dollars at (x) in the case of a determination of the Borrower's obligation to reimburse in U.S. dollars an Unpaid Drawing under a Letter of Credit denominated in an Approved Alternate Currency, the spot exchange rate for such Approved Alternate Currency of the Letter of Credit Issuer on the date on which the drawing which resulted in such Unpaid Drawing was honored or (y) if the provisions of the foregoing clause (x) are not applicable, the "official" exchange rate (if applicable) or the spot exchange rate for the Approved Alternate Currency in question calculated by the Agent on the last Business Day of the month preceding the month in which any such determination is being made and at such other times as the Agent elects to make such determination, it being understood that the Agent shall have no obligation to make any such other determination."

                                        6

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        18. Annex I to the Credit Agreement is hereby amended to read in its entirety as set forth on Annex I hereto.

        19. Annex II to the Credit Agreement is hereby amended to read in its entirety as set forth on Annex II hereto.

        20. Annex VII to the Credit Agreement is hereby amended to read in its entirety as set forth on Annex VII hereto.

        21. Annex VIII to the Credit Agreement is hereby amended to read in its entirety as set forth on Annex VIII hereto.

        22. Annex IX to the Credit Agreement is hereby amended by adding at the end thereof the text set forth on Annex IX hereto.

        II. MISCELLANEOUS PROVISIONS

        1. In order to induce the Agent and the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that
(x) no Default or Event of Default exists on the Amendment Effective Date, both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Amendment Effective Date, both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

        2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

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        4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

        5. This Amendment shall become effective on the date (the "Amendment Effective Date") when:

        (i) each of Holdings, the Borrower, the Required Banks, each New Bank and each Existing Bank whose Revolving Loan Commitment is increasing as a result of this Amendment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office;

        (ii) the Agent shall have received an opinion of counsel, addressed to the Agent and each of the Banks and dated the Amendment Effective Date, from Kirkland & Ellis, counsel to the Credit Parties, which opinion of counsel shall be in form and substance reasonably satisfactory to the Agent and shall cover such matters incident to the transactions contemplated hereby as the Agent may reasonably request;

        (iii) the Agent shall have received from each Credit Party a certified copy of resolutions of the Board of Directors of such Credit Party with respect to the matters set forth in this Amendment, which resolutions shall be in form and substance satisfactory to the Agent;

        (iv) the Borrower shall have delivered to the Agent a certificate from the chief financial officer of the Borrower as to the matters set forth in
   Section II(1) of this Amendment;

        (v) the Borrower shall have executed and delivered to each New Bank and to each Existing Bank whose Revolving Loan Commitment is increasing as a result of this Amendment, a new Revolving Note reflecting each such Bank's Revolving Loan Commitment after giving effect to this Amendment and as otherwise provided in Section 1.05; and

        (vi) the Micromass Acquisition shall have been consummated.

The Agent shall promptly notify the Borrower and the Banks in writing of the Amendment Effective Date. Notwithstanding the foregoing, if the Amendment

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Effective Date does not occur by October 15, 1997, then this Amendment shall not thereafter become effective unless each Bank that has executed and delivered a counterpart hereof reconfirms its execution hereof in writing.

        6. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                      * * *

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        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                         WATERS CORPORATION



                                         By /s/ Philip S. Taymor
                                            ------------------------------------
                                            Title: Chief Financial Officer

                                         WATERS TECHNOLOGIES CORPORATION



                                         By /s/ Philip S. Taymor
                                            ------------------------------------
                                            Title: Chief Financial Officer

                                         BANKERS TRUST COMPANY,
                                            Individually and as Agent

                                         By /s/ Mary Kay Coyle
                                            ------------------------------------
                                            Title: Managing Director

                                         FLEET NATIONAL BANK



                                         BANKBOSTON, N.A.



                                         COMPAGNIE FINANCIERE DE CIC ET DE
                                           L'UNION EUROPEENNE

                                         ABN AMRO BANK N.V.
                                            BOSTON BRANCH



                                         THE BANK OF NEW YORK



                                         THE BANK OF NOVA SCOTIA

                                         BANK OF SCOTLAND

                                         THE BANK OF TOKYO-MITSUBISHI
                                           TRUST COMPANY



                                         CREDIT LYONNAIS
                                         NEW YORK BRANCH

                                         THE SAKURA BANK, LIMITED,
                                            NEW YORK BRANCH



                                         WACHOVIA BANK, N.A.



                                         THE YASUDA TRUST AND BANKING CO., LTD.,
                                            NEW YORK BRANCH



                                         ALLIED IRISH BANKS, P.L.C.,
                                            NEW YORK BRANCH



                                         THE LONG-TERM CREDIT BANK OF JAPAN,
                                            LIMITED, NEW YORK BRANCH



                                         CAISSE NATIONALE DE
                                            CREDIT AGRICOLE



                                         THE SUMITMO BANK, LIMITED

                                         SOCIETE GENERALE, NEW YORK BRANCH



                                         THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                         FUJI BANK

                                         ROYAL BANK OF SCOTLAND



                                         MELLON BANK

                                         THE MITSUI TRUST AND
                                           BANKING COMPANY, LIMITED

                                                                    ANNEX I

                                  LIST OF BANKS

                                                           Revolving Loan
         Bank                                                Commitment

     BANKERS TRUST COMPANY                                 $42,200,000.00
     FLEET NATIONAL BANK                                   $40,000,000.00
     BANKBOSTON, N.A.                                      $40,000,000.00
     COMPAGNIE FINANCIERE DE CIC
       ET DE L'UNION EUROPEENNE                            $30,000,000.00
     ABN AMRO BANK N.V. BOSTON BRANCH                      $32,500,000.00
     THE BANK OF NEW YORK                                  $22,500,000.00
     THE BANK OF NOVA SCOTIA                               $20,000,000.00
     BANK OF SCOTLAND                                      $20,000,000.00
     THE BANK OF TOKYO-MITSUBISHI
       TRUST COMPANY                                       $20,000,000.00
     CREDIT LYONNAIS                                       $20,000,000.00
     THE SAKURA BANK, LIMITED,
       NEW YORK BRANCH                                     $25,000,000.00
     WACHOVIA BANK, N.A.                                   $25,000,000.00
     THE YASUDA TRUST AND BANKING CO.,
       LTD., NEW YORK BRANCH                               $10,000,000.00
     ALLIED IRISH BANKS, P.L.C.,
       NEW YORK BRANCH                                     $ 6,400,000.00
     THE LONG-TERM CREDIT BANK OF JAPAN,
       LIMITED, NEW YORK BRANCH                            $11,400,000.00
     CAISSE NATIONALE DE CREDIT
       AGRICOLE                                            $10,000,000.00
     THE SUMITOMO BANK, LIMITED                            $10,000,000.00
     SOCIETE GENERALE,
       NEW YORK BRANCH                                     $10,000,000.00
     THE INDUSTRIAL BANK OF JAPAN,
       LIMITED                                             $10,000,000.00
     FUJI BANK                                             $15,000,000.00
     THE ROYAL BANK OF SCOTLAND PLC                        $10,000,000.00
     MELLON BANK                                           $10,000,000.00
     THE MITSUI TRUST AND BANKING
       COMPANY, LIMITED                                    $10,000,000.00

     Total:                                                $450,000,000.00
                                                           ===============